===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            Kemper Variable Series
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                                                                February 2, 2001
Kemper

Important News

          for Kemper Variable Series Shareholders and Contract Owners

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                                      Q&A
                             QUESTIONS AND ANSWERS

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for each of the funds of Kemper Variable Series, has initiated a restructuring program to reduce the number of funds it advises by combining certain Kemper funds. The goal is to streamline the management and operations of the funds advised by ZSI, focus its distribution efforts and create one family of funds under the Scudder brand. Primary components of the restructuring affecting various funds advised by ZSI include:

 .  a change in branding to offer virtually all funds advised by ZSI under the
   Scudder name;
 . the combination of funds with similar investment objectives and policies, including combining Kemper funds with similar Scudder funds currently offered to the public;
 .  the liquidation of certain small funds which have not achieved market acceptance and are unlikely to reach an efficient operating size;
 . the implementation of an administration agreement for certain Kemper funds similar to that recently adopted by the Scudder funds covering, for a single fee rate, substantially all services required for the operation of the fund (other than those provided under the fund's investment management agreement) and most expenses; and
 .  the consolidation of your Board of Trustees with certain other Boards serving
   ZSI managed funds.

Q  What is happening to my Fund?

A  Primary components of the restructuring that will affect your Fund include:

 .  changing the name of your Fund; and
 . consolidating your Fund's Board of Trustees with certain other Boards overseeing funds advised by ZSI.

Q  What issues am I being asked to vote on?

A  As described in the enclosed Proxy Statement, you are asked to approve:

 .  the election of your Fund's Board of Trustees;
 .  the ratification of Ernst & Young LLP as your Fund's independent auditors;
   and
 . if you are a shareholder of Kemper Money Market Portfolio, the approval of an amendment to the Fund's concentration policy to allow greater investment flexibility.

After reviewing the proposals, your Fund's Board has determined that these actions are in the best interest of the Fund's shareholders.

The Board recommends that you vote for each proposal.
                                   ---
Q  Why are shareholders voting on a new Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your Fund. The enclosed Proxy Statement outlines the prospective board members' qualifications and their current roles in overseeing the Kemper funds. In connection with ZSI's restructuring initiative, the Independent Trustees of the two separate boards of the Kemper funds proposed to consolidate into a single board. The same slate of individuals has been proposed for election to the boards of most Kemper funds.

Q  When would the new Board of Trustees begin overseeing my Fund?

A Those nominees elected as Trustees will take office commencing on July 1, 2001.

Q  Who will pay for the proxy solicitation?

A Costs associated with the proxy solicitation will be borne by ZSI. For more information please consult the enclosed Proxy Statement.

Q  Whom should I call for more information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your Fund's information agent, at 1-877-389-2214.

                            KEMPER VARIABLE SERIES

                         -----------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Kemper Variable Series (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Bos-ton, MA 02110-4103, on March 14, 2001, at 3:30 p.m., Eastern time, for the following purposes:

  Proposal 1:   To elect Trustees of the Trust;

  Proposal 2:   To ratify the selection of Ernst & Young LLP as the indepen-
                dent auditors for each Fund for the Fund's current fiscal year; and

  Proposal 3:   For shareholders of Kemper Money Market Portfolio only, to approve an amendment to the Fund's concentration policy.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Funds at the close of business on Janu-ary 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the concerned Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                         By Order of the Board,
                                                            /s/ Maureen E. Kane

                                                                Maureen E. Kane
                                                                      Secretary

    February 2, 2001

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) or vot-ing instruction form(s) and return it in the enclosed envelope which re-quires no postage. Your prompt return of the enclosed proxy card(s) or voting instruction form(s) may save the necessity and expense of further solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                            KEMPER VARIABLE SERIES
                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    GENERAL

    This Proxy Statement is being furnished to shareholders of each portfolio that is listed on Appendix 1 to this Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Kemper Vari-able Series (the "Trust") in connection with three proposals. Proposal 1 de-scribes the election of Trustees, Proposal 2 proposes the ratification of the selection of the Funds' independent auditors and Proposal 3 proposes the amendment of the concentration policy of Kemper Money Market Portfolio ("Money Market Portfolio"). In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is.

    The Board of Trustees (the "Board," the Trustees on which are referred to as the "Trustees") of the Trust is soliciting proxies on behalf of the Trust from shareholders of the Funds for the Special Meeting of Shareholders to be held on March 14, 2001, at the offices of Zurich Scudder Investments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Bos-ton, MA 02110-4103, at 3:30 p.m. (Eastern time), and at any and all adjourn-ments or postponements thereof (the "Meeting"). Each Fund is available exclu-sively as a funding vehicle for variable life insurance policies ("VLI con-tracts") and variable annuity contracts ("VA contracts") offered by the sepa-rate accounts, or subaccounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Individual VLI and VA contract owners are not the "shareholders" of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent re-quired to be consistent with interpretations of voting requirements by the staff of the Securities and Exchange Commission ("SEC"), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Funds. This Proxy Statement, the Notice of Special Meeting and the proxy cards and voting instruction forms are first being mailed to sharehold-ers and contract owners on or about February 2, 2001 or as soon as practicable thereafter.

    THE FUNDS PROVIDE PERIODIC REPORTS TO THEIR SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY

RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 778-1482 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE AD-DRESS FOR THE TRUST SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    Holders of record of shares of each Fund at the close of business on Janu-ary 26, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting, as to any matter on which they are entitled to vote. The table provided in Appendix 2 hereto sets forth the number of outstanding shares of each series of the Trust as of December 31, 2000.

    The following table identifies the Funds entitled to vote on each Propos-al.

                                                                  Money    All
                                                                 Market   Other
                           Proposal                             Portfolio Funds
                           --------                             --------- -----
1. To elect Trustees of the Trust..............................    [X]      [X]
2. To ratify the selection of Ernst & Young LLP as the
   independent auditors for each Fund for the Fund's current
   fiscal year.................................................    [X]      [X]
3. To approve an amendment to Money Market Portfolio's
   concentration policy........................................    [X]

  The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Trust. The election of new Board mem-bers arises out of a restructuring program proposed by ZSI, the investment manager of the Trust. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly dis-tributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. In connection with that ini-tiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Four of the nominees are currently Trustees of the Trust and six of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not currently trustees or directors of any Kemper Funds, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other Kemper Funds. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised different Kemper Funds. The proposed consolidation is expected to provide administrative effi-ciencies to both the Funds and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the Trust's governing documents. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees as well as the Trust-ees not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not neces-sarily in the same capacity, and (ii) the address of each nominee is c/o Zu-rich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

                                                                         Year
                                                                         First
                                                                        Became
                                                                        a Board
Name (Date of Birth), Principal Occupation and Affiliations             Member
-----------------------------------------------------------             -------
John W. Ballantine (2/16/46),(/1/) Retired; formerly, First Chicago     Nominee
NBD Corporation/The First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk Management Officer; 1995-1996,
Executive Vice President and Head of International Banking; Director,
First Oak Brook Bancshares, Inc., Oak Brook Bank and Tokheim
Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired; formerly, Partner, Business    Nominee
Resources Group; formerly, Executive Vice President, Anchor Glass
Container Corporation.


                                                                         Year
                                                                         First
                                                                        Became
                                                                        a Board
Name (Date of Birth), Principal Occupation and Affiliations             Member
-----------------------------------------------------------             -------
Mark S. Casady (9/12/60),* Managing Director, ZSI; formerly,            Nominee
Institutional Sales Manager of an unaffiliated mutual fund
distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing Director, ZSI.                2001

Donald L. Dunaway (3/8/37),(/1/) Retired; formerly, Executive Vice      Nominee
President, A.O. Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished Fellow, University of       1999
Illinois Institute of Government and Public Affairs; Director, Kemper
Insurance Companies (not affiliated with the Kemper Funds); Director,
John B. Sanfilippo & Son, Inc.; Director, Horizon Group Properties,
Inc.; formerly, Governor, State of Illinois.

William F. Glavin (8/30/58),* Managing Director, ZSI.                   Nominee

Robert B. Hoffman (12/11/36),(/1/) Retired; formerly, Chairman,         Nominee
Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer,
Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations,
FMC Corporation (manufacturer of machinery and chemicals); Director,
Harnischfeger Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired; formerly, President, Hood   Nominee
College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto,
Assistant Attorney General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of Finance, New York            1995
University, Stern School of Business; Director, the Wartburg
Foundation; Chairman, Finance Committee of Morehouse College Board of
Trustees; Director, American Bible Society Investment Committee;
previously member of the Investment Committee of Atlanta University
Board of Trustees; formerly, Director of Board of Pensions Evangelical
Lutheran Church in America.


                                                                         Year
                                                                         First
                                                                        Became
                                                                        a Board
Name (Date of Birth), Principal Occupation and Affiliations             Member
-----------------------------------------------------------             -------
William P. Sommers (7/22/33),(/1/) Retired; formerly, President and     Nominee
Chief Executive Officer, SRI International (research and development);
prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice
President and Director, Booz, Allen & Hamilton Inc. (management consulting firm); Director, PSI Inc., Evergreen Solar, Inc. and Litton
Industries; Advisor, Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

John G. Weithers (8/8/33),(/3/) Retired; formerly, Chairman of the       1993
Board and Chief Executive Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of the Members of the
Corporation and Trustee, DePaul University.

-----------
* Interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios man-aged by ZSI.
(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 invest-ment companies with 58 portfolios managed by ZSI.

Trustees Not Standing for Re-Election:

                                                                 Present Office with the Trust;
                                                               Principal Occupation or Employment
 Name (Date of Birth)                                                  and Directorships
 --------------------           ------------------------------------------------------------------------------------------------
 James E. Akins (10/15/26)....  Trustee; Consultant on International, Political and Economic Affairs; formerly, a career U.S.
                                Foreign Service Officer, Energy Adviser for the White House and U.S. Ambassador to Saudi Arabia,
                                1973-1976.

 Arthur Gottschalk (2/13/25)..  Trustee; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois
                                Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben
                                H. Donnelley Corp.; formerly, attorney.


                                         Present Office with the Trust;
                                       Principal Occupation or Employment
 Name (Date of Birth)                          and Directorships
 --------------------            ---------------------------------------------
 Frederick T. Kelsey (4/25/27).. Trustee; Retired; formerly, Consultant to
                                 Goldman, Sachs & Co.; formerly, President,
                                 Treasurer and Trustee of Institutional Liquid
                                 Assets and its affiliated mutual funds;
                                 formerly, President and Trustee, Northern
                                 Institutional Funds; formerly, President and
                                 Trustee, Pilot Funds.

Responsibilities of the Board of Trustees--Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Funds. The board that is proposed for election at this Meeting is com-prised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "in-terested" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "indepen-dent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered Indepen-dent Trustees if elected has been selected and nominated solely by the current Independent Trustees of the Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to the In-vestment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

    Currently, the Board of Trustees has an Audit and Governance Committee, the responsibilities of which are described below. In addition, the Board has a Valuation Committee. During calendar year 2000, the Board of Trustees met ten times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2000.

Audit and Governance Committee

    The Audit and Governance Committee makes recommendations regarding the se-lection of independent auditors for the Funds, confers with the independent auditors regarding the Funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board of Trustees deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit and Governance Committee is comprised of only Independent Trustees, re-ceives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. In addition, the committee seeks and reviews candidates for consideration as nom-inees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently, the members of the Audit and Governance Committee are Messrs. Akins, Edgar, Gottschalk, Kelsey, Renwick and Weithers. The committee held four meetings during calendar year 2000.

Officers

    The following persons are officers of the Trust:

                                   Present Office with the
                                            Trust;                Year First
                                     Principal Occupation           Became
 Name (Date of Birth)                 or Employment(/1/)        an Officer(/2/)
 --------------------           -----------------------------   ---------------
 Mark S. Casady (9/21/60)...... President; Managing Director,        1998
                                ZSI; formerly, Institutional
                                Sales Manager of an
                                unaffiliated mutual fund
                                distributor.

 Linda C. Coughlin (1/1/52).... Vice President, Trustee and          2001
                                Chairman; Managing Director,
                                ZSI.

 Philip J. Collora (11/15/45).. Vice President and Assistant         1992
                                Secretary; Attorney, Senior
                                Vice President, ZSI.

 Kathryn L. Quirk (12/3/52).... Vice President; Managing             1998
                                Director, ZSI.

 Linda J. Wondrack (9/12/64)... Vice President; Senior Vice          1998
                                President, ZSI.

                                    Present Office with the
                                            Trust;                Year First
                                    Principal Occupation or         Became
 Name (Date of Birth)                   Employment(/1/)         an Officer(/2/)
 --------------------            ----------------------------   ---------------
 John R. Hebble (6/27/58)....... Treasurer; Senior Vice              1998
                                 President, ZSI.

 Brenda Lyons (2/21/63)......... Assistant Treasurer; Senior         1998
                                 Vice President, ZSI.

 Caroline Pearson (4/1/62)...... Assistant Secretary; Senior         1998
                                 Vice President, ZSI;
                                 formerly, Associate, Dechert
                                 Price & Rhoads (law firm)
                                 from 1989-1997.

 Maureen E. Kane (2/14/62)...... Secretary; Vice President,          1998
                                 ZSI; formerly, Assistant
                                 Vice President of an
                                 unaffiliated investment
                                 management firm; prior
                                 thereto, Associate Staff
                                 Attorney of an unaffiliated
                                 investment management firm,
                                 and Associate, Peabody &
                                 Arnold (law firm).

 J. Patrick Beimford (5/25/50).. Vice President; Managing            2001
                                 Director, ZSI.

 Jesus A. Cabrera (12/25/61).... Vice President; Managing            2000
                                 Director, ZSI.

 Robert S. Cessine (1/5/50)..... Vice President; Managing            1996
                                 Director, ZSI.

 Irene T. Cheng (6/6/54)........ Vice President; Managing            2000
                                 Director, ZSI.

 James M. Eysenbach (4/1/62).... Vice President; Managing            1999
                                 Director, ZSI.

 Jan C. Faller (8/8/66)......... Vice President; Vice                2000
                                 President, ZSI.

 Carol L. Franklin (12/3/52).... Vice President; Managing            2001
                                 Director, ZSI.

 Donald E. Hall (8/22/52)....... Vice President; Managing            2000
                                 Director, ZSI.

 Sewall Hodges (1/9/55)......... Vice President; Managing            2000
                                 Director, ZSI.

                                       Present Office with the
                                               Trust;              Year First
                                       Principal Occupation or       Became
 Name (Date of Birth)                      Employment(/1/)       an Officer(/2/)
 --------------------                 ------------------------   ---------------
 William E. Holzer (7/27/49)......... Vice President; Managing        2001
                                      Director, ZSI.

 Robert L. Horton (9/14/66).......... Vice President; Vice            2001
                                      President, ZSI.

 Gary A. Langbaum (12/16/48)......... Vice President; Managing        1995
                                      Director, ZSI.

 Valerie F. Malter (7/25/58)......... Vice President; Managing        2000
                                      Director, ZSI.

 Tracy McCormick (9/27/54)........... Vice President; Managing        1999
                                      Director, ZSI.

 Frank J. Rachwalski, Jr. (3/26/45).. Vice President; Managing        1995
                                      Director, ZSI.

 Harry E. Resis, Jr. (11/24/45)...... Vice President; Managing        1995
                                      Director, ZSI.

 Thomas F. Sassi (11/7/42)........... Vice President; Managing        1998
                                      Director, ZSI; formerly,
                                      consultant with an
                                      unaffiliated investment
                                      consulting firm and an
                                      officer of an
                                      unaffiliated investment
                                      banking firm from 1993
                                      to 1996.

 William F. Truscott (9/14/60)....... Vice President; Managing        2000
                                      Director, ZSI.

 Robert D. Tymoczko (2/3/70)......... Vice President; Senior          2000
                                      Vice President, ZSI.

 Richard L. Vandenberg (11/16/49).... Vice President; Managing        1997
                                      Director, ZSI, formerly,
                                      senior vice president
                                      and portfolio manager
                                      with an unaffiliated
                                      investment management
                                      firm.

-----------
(1) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
(2) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

    The Trust pays the Independent Trustees an annual retainer (paid in quar-terly installments) and an attendance fee, plus expenses, for each Board meet-ing and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other Kemper Funds. ZSI supervises the Funds' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trust and receives a manage-ment fee for its services. Several of the officers and Trustees are also offi-cers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructur-ing of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time ben-efit. The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Messrs. Akins, Gottschalk and Kelsey, Independent Trustees of the Trust who are not standing for re-election, will each receive such a one-time benefit. The amount received by a trustee on behalf of each fund for which he serves as a trustee ranges from $478 to $6,124 (approximately $225,000 in the aggregate for all the Kemper Funds) for Mr. Akins; $159 to $2,035 (approximately $75,000 in the aggregate for all the Kemper Funds) for Mr. Gottschalk; and $797 to $10,194 (approximately $375,000 in the aggregate for all the Kemper Funds) for Mr. Kelsey.

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Trust.

    Column (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              Compensation Table

                                                                     Total
                                                Aggregate      Compensation from
                                            Compensation from        Fund
Name of Trustee                                 the Trust      Complex(/2/)(/3/)
---------------                             ------------------ -----------------
James E. Akins............................. $69,157 (26 funds)     $195,480
James R. Edgar............................. $74,925 (26 funds)     $195,080
Arthur R. Gottschalk(/1/).................. $84,139 (26 funds)     $195,080
Frederick T. Kelsey........................ $77,276 (26 funds)     $200,300
Fred B. Renwick............................ $65,001 (26 funds)     $204,620
John G. Weithers........................... $84,294 (26 funds)     $239,180

-----------
(1) Includes deferred fees. Pursuant to deferred compensation agreements with the Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total de-ferred fees (including interest thereon) payable from the Trust to Mr. Gottschalk are $267,256.
(2) Includes compensation for service on the boards of 16 Kemper trusts/corporations comprised of 61 funds. Each trustee currently serves on the boards of 16 Kemper trusts/corporations comprised of 58 funds.
(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $38,880, $39,420, $39,420, $43,200, $47,520 and $82,080 for Messrs. Akins, Edgar,
    Gottschalk, Kelsey, Renwick and Weithers, respectively. A portion of these meeting fees were borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR each nominee.

                   PROPOSAL 2: RATIFICATION OR REJECTION OF
                     THE SELECTION OF INDEPENDENT AUDITORS

    The Board, including all of the Independent Trustees, has selected Ernst & Young LLP to act as independent auditors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of Ernst & Young LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

                 The Board of Trustees unanimously recommends that shareholders of each Fund vote in favor of this Proposal 2.

                 PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY
                         (Money Market Portfolio Only)

    The Board of Trustees has approved, and recommends that shareholders of Money Market Portfolio approve, an amendment to the Money Market Portfolio's concentration policy.

    Money Market Portfolio currently has a fundamental policy not to concen-trate its investments in a particular industry, except that the Fund will in-vest more than 25% of its assets in instruments issued by banks. This excep-tion requires Money Market Portfolio to concentrate (i.e., invest more than 25% of the Fund's assets) in instruments issued by banks. Money Market Portfo-lio does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager).

    Under the 1940 Act, a fund must recite its policies with respect to indus-try concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. General-ly, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government secu-rities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow Money Market Portfolio greater flexibility to invest in instruments that the Fund's investment manager considers attrac-tive, the Board proposes that Money Market Portfolio adopt a policy that al-lows (but does not require) it to concentrate in government securities and bank instruments of domestic banks.

    With the freedom to concentrate in government securities and bank instru-ments of domestic banks, Money Market Portfolio will have the ability to di-versify the portfolio while maintaining the ability to concentrate when neces-sary to adjust to current market and other conditions.

    Money Market Portfolio's current fundamental investment policy states:

    "[The] Fund may not, as a fundamental policy:

      Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, ex-cept that the fund intends to invest more than 25% of its net as-sets in instruments issued by banks."

    The proposed fundamental investment policy that you are being asked to ap-prove states:

    "The Fund may not, as a fundamental policy:

      Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks."

    As with Money Market Portfolio's current fundamental policy on concentra-tion, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assess-ment of the financial condition of such domestic banks could have a signifi-cant adverse impact on the Fund. Consequently, if Money Market Portfolio were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

    If the amendment to Money Market Portfolio's fundamental investment policy is approved by the Fund's shareholders, it will become effective on or about May 1, 2001. If the shareholders of Money Market Portfolio do not approve the amendment to the Fund's fundamental investment policy, the existing policy on concentration will remain in place.

      The Board of Trustees unanimously recommends that the shareholders of Money Market Portfolio vote in favor of this Proposal 3.

                            ADDITIONAL INFORMATION

General

    Proxy Solicitation. As discussed above, shares of each Fund are offered only to Participating Insurance Companies to fund benefits under their VA con-tracts and VLI contracts (each a "Contract"). Accordingly, as of the close of business on January 26, 2001, shares of each Fund were held by separate ac-counts, or subaccounts thereof, of various Participating Insurance Companies.

These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collec-tively, "Participants"). Participants have the right to instruct the Partici-pating Insurance Companies on how to vote the shares related to their inter-ests through their Contracts (i.e., pass-through voting). A Participating In-surance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same propor-tion as the shares of that Fund for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Con-tracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Fund held under the Con-tract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit instructions from Participants for voting shares of the Funds as well as for soliciting proxies from the Participating Insurance Companies, the actual shareholders of the Funds. All persons entitled to direct the vot-ing of shares, whether or not they are shareholders, will be described as vot-ing for purposes of this Proxy Statement.

    Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal. Only a shareholder may execute or revoke a proxy. A Partici-pant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompany-ing voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may have the authority to vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with respect to other matters not now known to the Board that may be presented to the Meeting.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least 30% of the shares of the Trust (for a trust-wide vote) or a Fund (for a fund-wide vote) entitled to be cast shall be necessary and suf-ficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or a Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Pro-posal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The election of each nominee under Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting on such election. The vote for the election of Trustees will be determined based upon the results of the voting of shares of each series of the Trust, voting as a single class. The votes of shareholders of certain series of the Trust are being solicited through separate proxy statements. Approval of Proposal 2 requires the affir-mative vote of a majority of the shares of a Fund voting at the Meeting. Ap-proval of Proposal 3 requires the affirmative vote of a "majority of the out-standing voting securities" of Money Market Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of Money Market Portfolio present at the meeting if more than 50% of the outstanding voting securities of Money Market Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of Money Market Portfolio. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 2 and will have the effect of a "no" vote on Proposal 3.

    To the best of the Trust's knowledge, as of November 30, 2000, each execu-tive officer, nominee and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each series of the Trust. Appendix 3 hereto sets forth the benefi-cial owners of more than 5% of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each other series of the Trust, as of November 30, 2000. To the best of the Trust's knowledge, as of November 30, 2000, no person owned beneficially more than 5% of any Fund's outstanding shares or the shares of any other series of the Trust, except as stated on Ap-pendix 3.

    Proxy solicitation costs will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and em-ployees of ZSI or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their serv-ices, may solicit proxies by telephone, telegram or personally. Shareholder Communications Corporation ("SCC") also has been engaged to assist in the so-licitation of proxies, at an estimated cost of $8,000. As the Meeting date ap-proaches, certain shareholders of a Fund, if their votes have not yet been re-ceived, may receive a telephone call from a representative of SCC requesting that they submit the proxy card(s) or voting instruction form(s) originally sent with the Proxy Statement. Should shareholders require additional informa-tion regarding the proxy or replacement proxy card(s) or voting instruction form(s), they may contact SCC toll-free at 1-877-389-2214. Any proxy given by a shareholder is revocable until voted at the Meeting.

    Investment Advisor, Subadvisors and Principal Underwriter. The Funds' in-vestment advisor is Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154. Bankers Trust Company, 130 Liberty Street, New York, New York 10006, is KVS Index 500 Portfolio's subadvisor. Eagle Asset Management, Inc. 880 Carillon Parkway, St. Petersburg, Florida 33716, is KVS Focused Large Cap Growth Portfolio's subadvisor. Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the subadvisor for KVS Growth and In-come Portfolio and KVS Growth Opportunities Portfolio. Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey 07302, is the subadvisor for KVS Dreman Financial Services Portfolio and KVS Dreman High Return Equity Portfolio. Kemper Distributors, Inc., located at 222 South Riverside Plaza, Chicago, Illinois 60606, is the distributor and principal underwriter for shares of each Fund.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., 222 South River-side Plaza, Chicago, Illinois 60606, within a reasonable time before the so-licitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Trust and/or the Funds.


 PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING IN-STRUCTION FORM(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                   APPENDIX 1

                             KEMPER VARIABLE SERIES

                       Kemper Aggressive Growth Portfolio
                           Kemper Blue Chip Portfolio
                       Kemper Contrarian Value Portfolio
                       Kemper Global Blue Chip Portfolio
                     Kemper Government Securities Portfolio
                            Kemper Growth Portfolio
                          Kemper High Yield Portfolio
                         Kemper International Portfolio
                     Kemper Investment Grade Bond Portfolio
                         Kemper Money Market Portfolio
                          Kemper New Europe Portfolio
                       Kemper Small Cap Growth Portfolio
                        Kemper Small Cap Value Portfolio
                       Kemper Strategic Income Portfolio
                       Kemper Technology Growth Portfolio
                         Kemper Total Return Portfolio
                    KVS Dreman Financial Services Portfolio
                    KVS Dreman High Return Equity Portfolio
                     KVS Focused Large Cap Growth Portfolio
                        KVS Growth and Income Portfolio
                       KVS Growth Opportunities Portfolio
                            KVS Index 500 Portfolio

                                   APPENDIX 2

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares of each series of the Trust outstanding as of December 31, 2000.

                                                                Number of Shares
Fund                                                              Outstanding
----                                                            ----------------
Kemper Aggressive Growth Portfolio.............................  49,909,597.624
Kemper Blue Chip Portfolio..................................... 158,306,610.276
Kemper Contrarian Value Portfolio.............................. 163,654,803.712
Kemper Global Blue Chip Portfolio..............................  28,262,308.877
Kemper Government Securities Portfolio......................... 126,908,998.672
Kemper Growth Portfolio........................................ 193,400,099.078
Kemper High Yield Portfolio.................................... 337,288,121.616
Kemper Horizon 5 Portfolio.....................................  28,749,630.105
Kemper Horizon 10+ Portfolio...................................  41,973,537.738
Kemper Horizon 20+ Portfolio...................................  21,805,435.961
Kemper International Portfolio................................. 121,747,989.322
Kemper Investment Grade Bond Portfolio.........................  67,709,469.629
Kemper Money Market Portfolio.................................. 278,826,209.917
Kemper New Europe Portfolio....................................  13,973,925.401
Kemper Small Cap Growth Portfolio.............................. 139,081,779.116
Kemper Small Cap Value Portfolio...............................  74,793,494.958
Kemper Strategic Income Portfolio..............................   9,120,802.883
Kemper Technology Growth Portfolio............................. 194,420,698.493
Kemper Total Return Portfolio.................................. 328,284,442.439
Kemper Value+Growth Portfolio..................................  92,528,575.323
KVS Dreman Financial Services Portfolio........................  57,130,696.099
KVS Dreman High Return Equity Portfolio........................ 155,882,182.981
KVS Focused Large Cap Growth Portfolio.........................  24,678,503.598
KVS Growth and Income Portfolio................................ 100,469,805.463
KVS Growth Opportunities Portfolio............................. 134,815,890.357
KVS Index 500 Portfolio........................................ 104,700,340.975

                                  APPENDIX 3

               Beneficial Owners of More Than 5% of Fund Shares

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of certain of these shares:

 .   28,320,768 shares in the aggregate, or 60.87% of the outstanding shares of
    Kemper Aggressive Growth Portfolio;

 .   114,219,903 shares in the aggregate, or 73.18% of the outstanding shares of Kemper Blue Chip Portfolio;

 .   96,026,706 shares in the aggregate, or 59.44% of the outstanding shares of
    Kemper Contrarian Value Portfolio;

 .   18,760,317 shares in the aggregate, or 67.97% of the outstanding shares of
    Kemper Global Blue Chip Portfolio;

 .   47,186,171 shares in the aggregate, or 37.73% of the outstanding shares of
    Kemper Government Securities Portfolio;

 .   51,457,858 shares in the aggregate, or 26.58% of the outstanding shares of
    Kemper Growth Portfolio;

 .   128,669,800 shares in the aggregate, or 43.44% of the outstanding shares of Kemper High Yield Portfolio;

 .   23,182,585 shares in the aggregate, or 79.08% of the outstanding shares of
    Kemper Horizon 5 Portfolio;

 .   31,834,181 shares in the aggregate, or 74.85% of the outstanding shares of
    Kemper Horizon 10+ Portfolio;

 .   15,716,224 shares in the aggregate, or 70.76% of the outstanding shares of
    Kemper Horizon 20+ Portfolio;

 .   48,837,990 shares in the aggregate, or 39.80% of the outstanding shares of
    Kemper International Portfolio;

 .   45,948,436 shares in the aggregate, or 69.08% of the outstanding shares of
    Kemper Investment Grade Bond Portfolio;

 .   131,316,637 shares in the aggregate, or 43.32% of the outstanding shares of Kemper Money Market Portfolio;

 .   8,958,632 shares in the aggregate, or 68.33% of the outstanding shares of
    Kemper New Europe Portfolio;

 .   46,809,686 shares in the aggregate, or 34.20% of the outstanding shares of
    Kemper Small Cap Growth Portfolio;

 .   41,455,285 shares in the aggregate, or 55.63% of the outstanding shares of
    Kemper Small Cap Value Portfolio;

 .   5,736,446 shares in the aggregate, or 64.78% of the outstanding shares of
    Kemper Strategic Income Portfolio;

 .   114,776,395 shares in the aggregate, or 63.17% of the outstanding shares of Kemper Technology Growth Portfolio;

 .   94,387,108 shares in the aggregate, or 28.53% of the outstanding shares of
    Kemper Total Return Portfolio;

 .   66,625,290 shares in the aggregate, or 71.74% of the outstanding shares of
    Kemper Value+Growth Portfolio;

 .   39,941,218 shares in the aggregate, or 73.36% of the outstanding shares of
    KVS Dreman Financial Services Portfolio;

 .   92,013,813 shares in the aggregate, or 61.64% of the outstanding shares of
    KVS Dreman High Return Equity Portfolio;

 .   15,770,791 shares in the aggregate, or 69.52% of the outstanding shares of
    KVS Focused Large Cap Growth Portfolio;

 .   63,006,181 shares in the aggregate, or 66.21% of the outstanding shares of
    KVS Growth and Income Portfolio;

 .   83,486,667 shares in the aggregate, or 66.25% of the outstanding shares of
    KVS Growth Opportunities Portfolio; and

 .   53,691,106 shares in the aggregate, or 54.42% of the outstanding shares of
    KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Lincoln National Life Insurance Company, 2920 South 84th Street, Lincoln, NE 68506, who may be deemed to be the beneficial owner of certain of these shares:

 .   13,497,662 shares in the aggregate, or 10.79% of the outstanding shares of
    Kemper Government Securities Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Kemper Life, 1 Kemper Drive, Long Grove, IL 60049, who may be deemed to be the beneficial owner of such shares:

 .   16,696,503 shares in the aggregate, or 35.89% of the outstanding shares of
    Kemper Aggressive Growth Portfolio;

 .   41,851,610 shares in the aggregate, or 26.82% of the outstanding shares of
    Kemper Blue Chip Portfolio;

 .   65,531,853 shares in the aggregate, or 40.56% of the outstanding shares of
    Kemper Contrarian Value Portfolio;

 .   62,016,515 shares in the aggregate, or 49.58% of the outstanding shares of
    Kemper Government Securities Portfolio;

 .   142,133,912 shares in the aggregate, or 73.42% of the outstanding shares of Kemper Growth Portfolio;

 .   166,841,942 shares in the aggregate, or 56.33% of the outstanding shares of Kemper High Yield Portfolio;

 .   6,132,901 shares in the aggregate, or 20.92% of the outstanding shares of
    Kemper Horizon 5 Portfolio;

 .   10,697,987 shares in the aggregate, or 25.15% of the outstanding shares of
    Kemper Horizon 10+ Portfolio;

 .   6,488,388 shares in the aggregate, or 29.21% of the outstanding shares of
    Kemper Horizon 20+ Portfolio;

 .   73,894,986 shares in the aggregate, or 60.22% of the outstanding shares of
    Kemper International Portfolio;

 .   20,568,118 shares in the aggregate, or 30.92% of the outstanding shares of
    Kemper Investment Grade Bond Portfolio;

 .   171,785,353 shares in the aggregate, or 56.67% of the outstanding shares of Kemper Money Market Portfolio;

 .   85,223,299 shares in the aggregate, or 62.26% of the outstanding shares of
    Kemper Small Cap Growth Portfolio;

 .   28,526,681 shares in the aggregate, or 38.28% of the outstanding shares of
    Kemper Small Cap Value Portfolio;

 .   2,907,399 shares in the aggregate, or 32.83% of the outstanding shares of
    Kemper Strategic Income Portfolio;

 .   65,409,404 shares in the aggregate, or 36.00% of the outstanding shares of
    Kemper Technology Growth Portfolio;

 .   236,438,346 shares in the aggregate, or 71.47% of the outstanding shares of Kemper Total Return Portfolio;

 .   26,244,244 shares in the aggregate, or 28.26% of the outstanding shares of
    Kemper Value+Growth Portfolio;

 .   13,989,653 shares in the aggregate, or 25.70% of the outstanding shares of
    KVS Dreman Financial Services Portfolio;

 .   55,893,761 shares in the aggregate, or 37.44% of the outstanding shares of
    KVS Dreman High Return Equity Portfolio;

 .   5,379,454 shares in the aggregate, or 23.71% of the outstanding shares of
    KVS Focused Large Cap Growth Portfolio; and

 .   39,918,209 shares in the aggregate, or 40.46% of the outstanding shares of
    KVS Index 500 Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Cova Financial Services Company, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181, who may be deemed to be the ben-eficial owner of certain of these shares:

 .   4,538,063 shares in the aggregate, or 6.09% of the outstanding shares of
    Kemper Small Cap Value Portfolio.

    As of November 30, 2000, the following shares of the portfolios of the Trust were held in the name of Zurich Scudder Investments, Inc., 2 Interna-tional Place, Boston, MA 02110, who may be deemed to be the beneficial owner of such shares.

 .   1,536,612 shares in the aggregate, or 6.77% of the outstanding shares of
    KVS Focused Large Cap Growth Portfolio; and

 .   5,045,100 shares in the aggregate, or 5.11% of the outstanding shares of
    KVS Index 500 Portfolio.

Thank you
                  for mailing your proxy card promptly!



                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs.

Kemper Funds

VARIABLE SERIES
Kemper Contrarian Value Portfolio
Kemper Small Cap Value Portfolio
Kemper Small Cap Growth Portfolio
Kemper Technology Growth Portfolio
KVS Dreman Financial Services Portfolio
KVS Dreman High Return Equity Portfolio
KVS Focused Large Cap Growth Portfolio
KVS Growth and Income Portfolio
KVS Growth Opportunities Portfolio
KVS Index 500 Portfolio
Kemper Government Securities Portfolio
Kemper High Yield Portfolio
Kemper Investment Grade Bond Portfolio
Kemper Strategic Income Portfolio
Kemper Global Blue Chip Portfolio
Kemper International Portfolio
Kemper New Europe Portfolio
Kemper Money Market Portfolio
Kemper Aggressive Growth Portfolio
Kemper Total Return Portfolio
Kemper Growth Portfolio
Kemper Blue Chip Portfolio



KVS-Mega #33

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

[KEMPER] [KVS] [ ]             Special Meeting of Shareholders - March 14, 2001
PORTFOLIO

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:30 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                              IN THE ENCLOSED ENVELOPE.
                                               NO POSTAGE IS REQUIRED.

                                    Dated ___________________, 2001

                                    PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                    APPEAR.  WHEN SIGNING AS AN ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                    SUCH.


                                    -----------------------------------------
                                          Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!


           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR The Proposals.
                                                ---

                                                               FOR all         WITHHOLD
                                                               nominees     authority to
PROPOSAL 1                                                      listed       vote for all
----------                                                   (except as        nominees
To elect Trustees to hold office until their respective        noted in         listed
 successors have been duly elected and qualified or until        space
 their earlier resignation or removal.                         provided)


NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,
        (03) Mark S. Casady, (04) Linda C. Coughlin, (05)
         Donald L. Dunaway, (06) James R. Edgar, (07)           [_]              [_]
         William F. Glavin, (08) Robert B. Hoffman, (09)
         Shirley D. Peterson, (10) Fred B. Renwick, (11)
         William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
 IMMEDIATELY BELOW.
____________________________________________________

                                                                  FOR          AGAINST        ABSTAIN
PROPOSAL 2
----------
To ratify the selection of Ernst & Young LLP as the Fund's        [_]            [_]            [_]
independent auditors for its current fiscal year.

PROPOSAL 3 (KEMPER MONEY MARKET PORTFOLIO ONLY)
----------                                ----
To approve an amendment to Kemper Money Market Portfolio's        [_]            [_]            [_]
 concentration policy.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE